Filed under Rules 497(e) and 497(k)

Registration No. 33-52742

SunAmerica Series Trust

SA MFS Total Return Portfolio

(the “Portfolio”)

Supplement dated November 3, 2026

to the Portfolio’s Summary Prospectus and Prospectus dated

May 1, 2026, as supplemented and amended to date

Effective December 31, 2026, Sheba Alexander is added as a portfolio manager of the Portfolio and will join Steven R. Gorham and Johnathan Munko on the portfolio management team for the equity allocation of the Portfolio.

Accordingly, in the section of the Summary Prospectus entitled “Investment Adviser” and in the section of the Prospectus entitled “Portfolio Summary – Investment Adviser,” Sheba Alexander is added to the table under the heading “Portfolio Managers” as follows:

Name and Title	Portfolio Manager of the Portfolio Since
Sheba Alexander Investment Officer	2026

In the section of the Prospectus entitled “Management,” under the heading “Information about the Subadvisers – Massachusetts Financial Services Company (MFS),” the 5th paragraph describing the portfolio management of the Portfolio is deleted and replaced with the following:

The SA MFS Total Return Portfolio is managed by Steven R. Gorham, Sheba Alexander, Alexander M. Mackey, Joshua P. Marston, Johnathan Munko and Philipp S. Burgener, CFA. Mr. Gorham, Investment Officer, has been employed in the investment area of MFS since 1992. Mr. Mackey, Investment Officer, has been employed in the investment area of MFS since 2001. Mr. Marston, Investment Officer, has been employed in the investment area of MFS since 1999. Mr. Munko, Investment Officer, has been employed in the investment area of MFS since 2010. Ms. Alexander, Investment Officer, has been employed in the investment area of MFS since 2017. Mr. Burgener, Investment Officer, has been employed in the investment area of MFS since 2003. The portfolio managers’ primary roles are as follows: Mr. Gorham, Ms. Alexander and Mr. Munko: Equity Securities Portfolio Managers; Messrs. Mackey and Burgener: Investment Grade Debt Instruments Portfolio Managers; and Mr. Marston: Debt Instruments Portfolio Manager.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SCSP-8670-TRP1 (11/26)